HOMEBANC CORP.,

SELLER

and

HMB ACCEPTANCE CORP.,

DEPOSITOR

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of February 1, 2005

HomeBanc Mortgage Trust 2005-1

(Mortgage Backed Notes)

TABLE OF CONTENTS

Section 1. Sale and Purchase of Mortgage Loans.

2

Section 2. Purchase Price of Mortgage Loans.

2

Section 3. Transfer of the Mortgage Loans.

2

Section 4. Representations and Warranties of the Seller.

4

Section 5. Covenants of the Seller.

6

Section 6. Cure, Repurchase and Substitution Obligations.

6

Section 7. Conditions to Obligation of the Depositor.

8

Section 8. Mandatory Delivery; Grant of Security Interest.

9

Section 9. Indemnification.

9

Section 10. Notices.

11

Section 11. Severability of Provisions.

12

Section 12. Governing Law.

12

Section 13. Agreement of the Seller.

12

Section 14. Survival.

13

Section 15. Assignment; Third Party Beneficiaries.

13

Section 16. Miscellaneous.

13

Section 17. Request for Opinions.

14

Schedule I

Mortgage Loan Schedule

Exhibit A

Representations and Warranties of HomeBanc Corp.

MORTGAGE LOAN PURCHASE AGREEMENT

This MORTGAGE LOAN PURCHASE AGREEMENT dated as of February 1, 2005 (this “Agreement”), is by and between HMB Acceptance Corp., a Delaware corporation (the “Depositor”) and HomeBanc Corp., a Georgia corporation (the “Seller”).

RECITALS

(1)

Schedule I attached hereto and made a part hereof lists one pool of one- to four-family, adjustable rate mortgage loans (collectively, the “Mortgage Loans”) currently owned by the Seller that the Seller desires to sell to the Depositor.

(2)

The Depositor desires to purchase the Mortgage Loans from the Seller and intends immediately thereafter to transfer the Mortgage Loans and any other assets constituting the Trust Estate, and assign all its rights and delegate all of its obligations under this Agreement, to HomeBanc Mortgage Trust 2005-1 (the “Issuer”) pursuant to the terms of a transfer and servicing agreement (the “Transfer and Servicing Agreement”) dated as of February 1, 2005, among the Issuer, the Depositor, HomeBanc Corp., as Seller and as servicer (in such capacity, the “Servicer”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), and U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). The Issuer will in turn pledge the Trust Estate and all such rights and obligations to the Indenture Trustee for the benefit of the Noteholders.

(3)

The Issuer will be formed pursuant to a trust agreement (the “Trust Agreement”) dated as of February 1, 2005, among the Depositor, U.S. Bank National Association, as administrator (in such capacity, the “Administrator”) and Wilmington Trust Company, as owner Trustee (the “Owner Trustee”). The Issuer (i) pursuant to an indenture (the “Indenture”) dated as of February 1, 2005, between the Issuer and the Indenture Trustee, will issue the HomeBanc Mortgage Trust 2005-1 Mortgage Backed Notes (the “Notes”) and (ii) pursuant to the Trust Agreement will issue a single class of ownership certificate (the “Ownership Certificate,” and together with the Notes, the “Securities”).

(4)

The Securities to be delivered to the Depositor or its designee(s), registered in such names as the Depositor shall designate, will be designated as (i) the HomeBanc Mortgage Trust 2005-1 Mortgage Backed Notes, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2, and (ii) the HomeBanc Mortgage Trust 2005-1 Ownership Certificate.

(5)

Capitalized terms used and not defined herein shall have the meanings assigned to them in the Transfer and Servicing Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.  Sale and Purchase of Mortgage Loans.

(a)

Subject to the terms and conditions of this Agreement, the Seller agrees to sell, and the Depositor agrees to purchase, on the date of issuance of the Securities, which is expected to be on or about February 23, 2005 (the “Closing Date”), the Mortgage Loans having an aggregate principal balance as of February 1, 2005 (the “Cut-off Date”), of $1,097,833,204.51, including all related Mortgage Files and any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries relating to the Mortgage Loans, and all income, revenues, issues products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

(b)

The Seller and the Depositor have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement, and the Seller has prepared, or has provided information to the Depositor enabling the Depositor to prepare, Schedule I attached hereto (“Schedule I”), setting forth information with respect to the Mortgage Loans to be purchased by the Depositor as of the Closing Date.  The Seller shall, with the Depositor’s consent, amend or modify, or provide information to the Depositor enabling the Depositor to amend or modify Schedule I on or prior to the Closing Date if necessary to reflect the actual Mortgage Loans transferred by the Seller and accepted by the Depositor on the Closing Date.  Schedule I, as so amended or modified, shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Transfer and Servicing Agreement, and shall be the definitive Mortgage Loan Schedule attached as an exhibit to the Transfer and Servicing Agreement.

Section 2.  Purchase Price of Mortgage Loans.

(a)

On the Closing Date, as full consideration for the Seller’s sale of the Mortgage Loans to the Depositor, the Depositor shall deliver to the Seller cash equal to $1,097,833,204.51.

(b)

The Depositor or any assignee or transferee of the Depositor (which may include the Issuer, acting on behalf of the Noteholders) shall be entitled to all Monthly Payments due after the Cut-off Date, and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by each borrower after the Cut-off Date, except that the Depositor or any assignee or transferee of the Depositor will not be entitled to any curtailments or other prepayments received on or after the Cut-off Date but reflected in the aggregate Cut-off Date Balance.  All Monthly Payments due on or before the Cut-off Date and collected on or after the Cut-off Date shall belong to the Seller.

(c)

Pursuant to the Transfer and Servicing Agreement, the Depositor will transfer and assign all its right, title and interest in and to the Mortgage Loans and any other assets constituting the Trust Estate to the Issuer in consideration of the issuance of the Securities to the Depositor or its designee(s).

Section 3.  Transfer of the Mortgage Loans.

(a)

Mortgage File.  For purposes of this Agreement, the “Mortgage File” will be as defined in the Transfer and Servicing Agreement.

(b)

Transfer of Ownership.  Upon the sale of any Mortgage Loans, the ownership of each Mortgage Loan Document (as defined below) with respect thereto shall be vested in the Depositor, and the ownership of all other records and documents with respect thereto prepared by or which come into the possession of the Seller shall immediately vest in the Depositor.  The Seller shall, upon the direction of the Depositor, promptly deliver to JPMorgan Chase Bank, National Association (the “Custodian”) or such other designee as the Depositor may direct, any documents that come into its possession with respect to such Mortgage Loans following such sale.  Prior to such delivery, the Seller shall hold any such documents for the benefit of the Depositor, its successors and assigns.

(c)

Delivery of Mortgage Files.  To the extent not previously delivered to the Depositor or a designee of the Depositor, the Seller shall, not later than two Business Days prior to the Closing Date, at the direction of the Depositor, deliver to the Custodian, each of the mortgage loan documents required to be included in the Mortgage File pursuant to Section 2.01(b) of the Transfer and Servicing Agreement (the “Mortgage Loan Documents”).  The Mortgage Note for each such Mortgage Loan shall be endorsed in blank or as otherwise directed by the Depositor, and the Mortgage for each such Mortgage Loan shall name the Depositor, the Custodian or such other party as designated by the Depositor as mortgagee or beneficiary, as appropriate, or be assigned in blank or as otherwise directed by the Depositor.

Prior to the transfer and sale of any Mortgage Loans, the Mortgage Loan Documents delivered to the Custodian shall be held by the Custodian for the benefit of the Seller and the possession by the Custodian of such Mortgage Loan Documents will be at the will of the Seller and will be in a custodial capacity only.  Following the transfer and sale of any Mortgage Loans from the Seller to the Depositor in accordance with the terms and upon satisfaction of the conditions of this Agreement, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of the Depositor, as its agent and bailee.  The Custodian will act as a custodian for the receipt and custody of all Mortgage Files and, after the transfer of any Mortgage Loans from the Depositor to the Issuer, the Custodian will hold all Mortgage Loan Documents delivered to it hereunder for the benefit of the Issuer and on behalf of the Noteholders.

(d)

Examination of Mortgage Loan Documents:  Acceptance of Mortgage Loans.  To the extent not previously delivered to the Depositor or a designee of the Depositor, the Seller shall, prior to the Closing Date either (i) deliver to the Depositor or its designee in escrow, for examination, the Mortgage Loan Documents pertaining to each Mortgage Loan then being sold by it or (ii) make such Mortgage Loan Documents available to the Depositor or its designee for examination at the Seller’s offices or at such other place as the Seller shall specify. Any such Mortgage Loan Documents so held by the Seller and so made available to the Depositor or its designee shall be held by the Seller and so made available solely as a matter of convenience to the Depositor or its designee and in lieu of delivering such Mortgage Loan Documents to the Depositor or its designee. The Depositor, the Custodian or a designee of either entity may review the Mortgage Loan Documents to verify that all documents required to be included in each Mortgage File (as such term has been defined in the Transfer and Servicing Agreement) are so included.

Prior to the Closing Date, the Seller shall cause the Custodian to review the documents delivered pursuant to Section 3(c) hereof to ascertain that, as to each Mortgage Loan listed on Schedule I, (i) all documents required to be delivered by the Seller pursuant to Section 3(c) have been received, (ii) such documents appear regular on their face and relate to such Mortgage Loan and (iii) the information on Schedule I accurately reflects the information set forth in the corresponding Mortgage File, to the extent required by Section 2.01 of the Transfer and Servicing Agreement.  An additional review shall be conducted by the Custodian or its designee prior to the first anniversary of the Closing Date to determine that all Mortgage Loan Documents required to be included in the Mortgage File are included therein.  If at any time the Depositor or the Indenture Trustee, or the Custodian, discovers or receives notice that any Mortgage Loan Document is missing or defective in any material respect with respect to any Mortgage Loan, the Seller shall correct or cure any such omission or defect or, if such omission or defect materially impairs the value of the Mortgage Loan, repurchase the defective Mortgage Loan or substitute for such defective Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with and if permitted by the terms of Section 6 hereof.  At the time of such repurchase or substitution, the Custodian shall release documents in its possession relating to such Mortgage Loan to the Seller.  The fact that the Depositor, the Indenture Trustee or a designee of either entity has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan Documents prior to the Closing Date shall not affect the rights of the Depositor (or any assignee or successor thereof) to demand repurchase or other relief as provided herein.

(e)

Recordation of Assignments of Mortgage.  Subject to the sale of the Mortgage Loans by the Seller to the Depositor, the Depositor hereby authorizes and instructs the Seller, and the Seller hereby agrees, to record all Assignments required to be contained in the Mortgage File to the extent required pursuant to Section 2.01 of the Transfer and Servicing Agreement.  All recording fees relating to the recordation of the Assignments as described above shall be paid by the Seller.  With respect to any Non-MERS Mortgage Loans, if the Indenture Trustee does not receive, within the time specified in the Transfer and Servicing Agreement, evidence satisfactory to it of such recording with respect to any Mortgage Loan to the extent required pursuant to Section 2.01 of the Transfer and Servicing Agreement, the Seller shall, in cooperation with the Indenture Trustee, correct or cure any such omission or repurchase the affected Mortgage Loan within 90 days of such demand, which demand shall be made within the time specified in the Transfer and Servicing Agreement (including any such extensions provided for therein).

Section 4.  Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Depositor as follows:

(a)

The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has full power and authority (i) to conduct its business as presently conducted by it and (ii) to execute and deliver this Agreement and perform its obligations under this Agreement.  The Seller is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations in respect of this Agreement.

(b)

The execution and delivery of this Agreement, the performance by the Seller of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Seller.  This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its respective terms subject to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(c)

The execution, delivery and performance of this Agreement by the Seller, and the consummation of the transactions contemplated hereby, will not (i) violate or conflict with any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Seller or by which the Seller is bound or (ii) result in a breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any indenture or other material agreement to which the Seller is a party or by which the Seller is bound, which in the case of either clause (i) or (ii) will have a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

(d)

No authorization, consent, approval, license, exemption or other action by or notice to or registration or filing with any governmental authority or administrative or regulatory body is required for either the execution, delivery or performance of this Agreement by the Seller or the consummation of the transactions contemplated hereby, except such as shall have been made or obtained on or prior to the Closing Date.

(e)

There are no pending or, to the best of the Seller’s knowledge, threatened actions, proceedings or investigations against the Seller before any court, governmental arbitrator or instrumentality which if determined adversely to the Seller may reasonably be expected, individually or in the aggregate, to (i) have a material and adverse affect on the Seller’s ability to perform its obligations under this Agreement or (ii) to affect the legality, validity or enforceability of this Agreement.

(f)

The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller’s creditors.

(g)

The transfer of the Mortgage Loans to the Depositor at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a financing.

(h)

The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Depositor and its affiliates.

(i)

The Seller is not in default with respect to any order or decree of any court, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which would have a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

(j)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(k)

The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

(l)

Each of the representations and warranties set forth in Exhibit A hereto is true and correct with respect to the Mortgage Loans as of the Closing Date.

(m)

The Seller has been organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”); the Seller will file with its federal income tax return for its taxable year ending December 31, 2004, an election to be treated as a REIT for federal income tax purposes; and the Seller currently qualifies as, and it proposes to operate in a manner that will enable it to continue to qualify as, a REIT.

Section 5.  Covenants of the Seller.

The Seller hereby covenants with the Depositor as follows:

(a)

On or before the Closing Date, the Seller shall take all steps required of it to effectuate the transfer of the Mortgage Loans to the Issuer, as transferee of the Depositor, free and clear of any lien, charge or encumbrance.

(b)

The Seller shall use its best efforts to make available to counsel for the Depositor in executed form each of the documents listed in Section 7(b) below no later than two Business Days before the Closing Date, it being understood that such documents are to be released and delivered only on the closing of the transaction contemplated hereby and the sale of the Securities.

(c)

The Seller shall deliver or cause to be delivered to the Depositor (i) an Opinion of Counsel as to various corporate matters substantially in a form satisfactory to the Depositor and (ii) such other Opinions of Counsel, if any, as are required by any Rating Agency for the issuance of the ratings on the Notes specified in Section 7(d) below.

Section 6.  Cure, Repurchase and Substitution Obligations.

(a)

Each of the representations and warranties of the Seller contained herein shall survive the purchase by the Depositor of any of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement or the Transfer and Servicing Agreement.  The representations and warranties shall not be impaired by any review and examination of Mortgage Loan Documents or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Depositor to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Depositor, including the Issuer for the benefit of the Noteholders and the Custodian.  With respect to the representations and warranties contained herein that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Depositor, the Custodian or the Indenture Trustee that the substance of any such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller’s knowledge or lack of knowledge with respect to the inaccuracy of such representation and warranty at the time it was made, the Seller shall take the action described in the following paragraph in respect of such Mortgage Loan.

(b)

Upon discovery or receipt of notice by the Seller, the Depositor, the Indenture Trustee or the Custodian of any missing or materially defective document in any Mortgage File, or a breach of any of the Seller’s representations and warranties set forth in Section 4 hereof with respect to any Mortgage Loan, which in any of the foregoing cases materially and adversely affects the value of any Mortgage Loan or the interest therein of the Depositor, the Indenture Trustee or the Noteholders, the party discovering or receiving notice of such missing or materially defective document, breach, or default shall give prompt written notice to the others.  Upon its discovery or its receipt of notice of any such missing or materially defective document, breach or default (the “Defect Discovery Date”), the Seller shall either (a) within 90 days of discovery or receipt of such notice, provide the Custodian with such missing documents or cure such defect, breach or default, in all material respects or (b) within 90 days of such discovery or receipt of such notice, either repurchase the affected Mortgage Loan at the purchase price therefor or cause the removal of such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute therefor one or more Qualified Substitute Mortgage Loans as defined in the Transfer and Servicing Agreement; provided, however, that any such substitution shall occur within two years of the Closing Date.  The Indenture Trustee or its designee shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Mortgage Loan from the terms of this Agreement and the Transfer and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan.  In order to effect a substitution pursuant to this Section, the Seller will deliver (i) to the Custodian each of the Mortgage Loan Documents required to be contained in the Mortgage File with respect to the Substitute Mortgage Loan(s) and (ii) if the aggregate Scheduled Principal Balance on the date of substitution of the Qualified Substitute Mortgage Loan(s) is less than the aggregate Scheduled Principal Balance of the Deleted Mortgage Loan(s) (after application of Monthly Payments due in the month of substitution), to the Issuer cash in an amount equal to such substitution adjustment amount.  Any repurchase pursuant to this Section shall be accomplished by the delivery into the Custodial Account, or at the direction of the Depositor, on (or determined as of) the last day of the calendar month in which such repurchase is made, of the purchase price for the Mortgage Loans to be repurchased.

(c)

In addition to such repurchase or substitution obligation, the Seller shall indemnify the Depositor and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller’s representations and warranties contained in this Agreement.  It is understood and agreed that the obligations of the Seller set forth in this Section 6 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Depositor as provided in this Section 6 constitute the sole remedies of the Depositor respecting a breach of the foregoing representations and warranties.

(d)

The obligations of the Seller set forth in this Agreement to cure or to repurchase a materially defective Mortgage Loan or to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan and to indemnify the Depositor and others as provided in this Agreement constitute the sole remedies of the Depositor and the Issuer against the Seller respecting a defective document in any Mortgage File or a breach of representations and warranties of the Seller set forth in Section 4 hereof.

Section 7.  Conditions to Obligation of the Depositor.

The obligation of the Depositor hereunder to purchase the Mortgage Loans is subject to:

(a)

The representations and warranties of the Seller under this Agreement (exclusive of Exhibit A hereto) shall be accurate in all material respects as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b)

The Depositor shall have received, or the Depositor’s attorneys shall have received, in escrow (to be released from escrow at the time of closing), the following documents in such forms as are agreed upon and acceptable to the Depositor, duly executed by all signatories other than the Depositor as required pursuant to the respective terms thereof:

(i)

An Opinion of Counsel for the Seller as to various corporate matters and such other Opinions of Counsel as are necessary in order to obtain the ratings set forth in Section 7(d) below, each of which shall be acceptable to the Depositor, its counsel, the Underwriters, their counsel and the Rating Agencies referred to below;

(ii)

The Transfer and Servicing Agreement referred to in the Recitals;

(iii)

A letter from Deloitte & Touche LLP dated the date hereof containing in substance the information required by Section 6(c) of the underwriting agreement dated February 16, 2005, among the Depositor, the Seller, Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc.; and

(iv)

The Seller shall have delivered to the Custodian, in escrow, all documents (including, without limitation, the Mortgage assigned by the Seller in blank or to the Issuer or Custodian and the Mortgage Note endorsed in blank or to the Issuer or Custodian with respect to each Mortgage Loan) required to be delivered hereunder and shall have released its interest therein to the Depositor or its designee;

(c)

All other terms and conditions of this Agreement shall have been complied with;

(d)

The receipt of written confirmation from each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), as to the assignment of the ratings shown in the following table:

Class	Moody's	S&P
A-1	Aaa	AAA
A-2	Aaa	AAA
M-1	Aa1	AA+
M-2	Aa2	AA+
M-3	Aa3	AA
M-4	A1	AA-
M-5	A2	A
M-6	A3	A-
B-1	Baa1	BBB+
B-2	Baa2	BBB

Section 8.  Mandatory Delivery; Grant of Security Interest.

The sale and delivery on the Closing Date of the Mortgage Loans described in the Mortgage Loan Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Depositor for the losses and damages incurred by the Depositor in the event of the Seller’s failure to deliver the Mortgage Loans on or before the Closing Date.  The Seller hereby grants to the Issuer for the benefit of the Noteholders, a lien on and a continuing first priority security interest in each Mortgage Loan and each document and instrument evidencing each Mortgage Loan to secure the performance by the Seller of its obligation to deliver such Mortgage Loans hereunder.  All rights and remedies of the Depositor under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Any Mortgage Loans rejected by the Depositor shall concurrently therewith be released from the security interest created hereby.  The Seller agrees that, upon acceptance of the Mortgage Loans by the Depositor or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released.  All rights and remedies of the Depositor under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 9.  Indemnification.

(a)

The Seller agrees to indemnify and hold harmless the Depositor and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act (collectively, the “Indemnified Party”) against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Depositor by the Seller specifically for use therein, which shall include the information set forth in the Prospectus Supplement under “Risk Factors” and “Description of the Mortgage Loans;” (b) any representation, warranty or covenant made by the Seller in this Agreement or in the Transfer and Servicing Agreement being, or alleged to be, untrue or incorrect in any material respect; or (c) the information regarding the mortgage loan data as set forth on the Mortgage Loan Schedule attached hereto as Schedule I and made a part hereof for all purposes being, or alleged to be, untrue or incorrect in any material respect; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties, covenants or information of the Seller described in clause (a), (b) or (c) above and (2) any other factual basis, the Seller shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages or liabilities of the person or persons asserting the claim are determined to arise from or be based upon matters set forth in clauses (a), (b) and/or (c) above.  This indemnity will be in addition to any liability that the Seller may otherwise have.

(b)

Promptly after receipt by the Indemnified Party of notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made against the Seller under this Section 9, promptly notify the Seller in writing of the commencement thereof  and the Seller, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below).  In any such proceeding, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Seller to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Seller and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (iii) the Seller shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the Seller shall authorize the Indemnified Party to employ separate counsel at the expense of the Seller.  The Seller shall reimburse the Indemnified Party for such fees, costs and expenses as they are incurred.  The Seller will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.  In addition, for so long as the Seller is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the Seller, which consent shall not be unreasonably withheld.  The Seller shall respond to any written request to provide such consent within ten (10) days after receipt thereof; if the Seller fails to respond within such time period, the Seller shall be deemed to have responded in the negative to such request.

(c)

Nothing in this Agreement shall be construed to allow an Indemnified Party to recover punitive damages or consequential damages from the Seller; provided however, that this Section shall not limit indemnification of any Indemnified Party for damages (however construed) actually recovered from an Indemnified Party by third parties.

Section 10.  Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telecopier, telex or telegraph and confirmed by a similar mailed writing, as follows:

(a)

If to the Depositor:

HMB Acceptance Corp.

2002 Summit Boulevard

Atlanta, Georgia 30319

Attention:  Debra F. Watkins, EVP Capital Markets

Telecopier:  (404) 705-2301

with a copy, given in the manner prescribed above, to each of:

HMB Acceptance Corp.

2002 Summit Boulevard

Atlanta, Georgia 30319

Attention:  General Counsel

Telecopier:  (404) 303-4069

Edward E. Gainor

McKee Nelson LLP

1919 M Street, N.W.

Washington, D.C.  20036

Telecopier:  (202) 775-8586

(b)

If to the Seller:

HomeBanc Corp.

2002 Summit Boulevard

Atlanta, Georgia 30319

Attention:  Debra F. Watkins, EVP Capital Markets

Telecopier:  (404) 705-2301

with a copy, given in the manner prescribed above, to:

HomeBanc Corp.

2002 Summit Boulevard

Atlanta, Georgia 30319

Attention:  General Counsel

Telecopier:  (404) 303-4069

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

Section 11.  Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 12.  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 13.  Agreement of the Seller.

  The Seller agrees to execute and deliver such instruments and take such actions as the Depositor, the Indenture Trustee, the Owner Trustee, the Custodian, the Securities Administrator or the Administrator may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement, the Indenture, the Trust Agreement or the Transfer and Servicing Agreement, including, without limitation, the execution and filing of any UCC financing statements to evidence the interests of the Depositor and any of its transferees in the Mortgage Loans and other assets assigned to the Issuer.

Section 14.  Survival.

The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Depositor, notwithstanding any investigation heretofore or hereafter made by the Depositor or on the Depositor’s behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instruments shall survive the delivery of and payment for the Mortgage Loans.

Section 15.  Assignment; Third Party Beneficiaries.

The Seller hereby acknowledges that the Depositor will assign all its rights hereunder (except the Depositor’s rights set forth in Section 9) to the Issuer.  The Seller agrees that, upon the execution of the Transfer and Servicing Agreement, the Issuer as assignee of the Depositor will have all such rights and remedies provided to the Depositor hereunder (except those rights of the Depositor set forth in Section 9) and this Agreement will inure to the benefit of the Issuer, which will in turn pledge such rights and remedies to the Indenture Trustee for the benefit of the Noteholders.  The Issuer and Indenture Trustee shall be intended third party beneficiaries of this Agreement.

Section 16.  Miscellaneous.

(a)

This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(b)

Any person into which the Seller may be merged or consolidated or any person resulting from a merger or consolidation involving the Seller or any person succeeding to the business of the Seller shall be considered the successor of the Seller hereunder, without the further act or consent of either party.  Except as provided in Section 15 and the preceding sentence, this Agreement may not be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.

(c)

This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(d)

The Depositor shall immediately effect the redelivery of the Mortgage Loans and all Mortgage Loan Documents and any security interest created by Section 8 hereof shall be deemed to have been released if, on the Closing Date, any of the conditions set forth in Section 7 hereof shall not have been satisfied or waived.

(e)

It is the express intent of the parties hereto that the conveyances of the Mortgage Loans by the Seller to the Depositor as contemplated by this Agreement be construed as a sale of the Mortgage Loans by the Seller to the Depositor.  It is, further, not the intention of the parties that such conveyances be deemed a pledge of the Mortgage Loans by the Seller to the Depositor or any assignee of the Depositor, including, but not limited to, the Indenture Trustee, to secure a debt or other obligation of the Seller.  Nevertheless, if, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other state as necessary; (ii) the conveyances provided for herein shall be deemed to be an assignment and a grant by the Seller to the Depositor of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans, all insurance policies and proceeds thereof relating to the Mortgage Loans, all amounts payable by the holder of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities, or other property, including, without limitation, all amounts from time to time held or invested in the Custodial Account, the Collection Account, the Note Payment Account, the Certificate Distribution Account or any other account established under the Transfer and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Depositor or its agents of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or tangible chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 8.9A-313 of the Delaware Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law.  Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby.  The Seller and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement is deemed to create a security interest in the Mortgage Loans, such security interest will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Transfer and Servicing Agreement.

(f)

The Seller shall not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law against the Depositor so long as any debt instrument issued by the Issuer is outstanding and for one year and one day thereafter.

Section 17.  Request for Opinions.

The Seller and the Depositor hereby request and authorize McKee Nelson LLP, as their counsel in this transaction, to issue on behalf of the Seller and the Depositor such legal opinions to the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Administrator, the Issuer, the Indenture Trustee, the Owner Trustee, the Underwriters and the Rating Agencies as may be (i) required by any and all documents, certificates or agreements executed in connection with this Mortgage Loan Purchase Agreement or (ii) requested by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Administrator, the Issuer, the Indenture Trustee, the Owner Trustee, the Underwriters or the Rating Agencies, or their respective counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

HMB ACCEPTANCE CORP.

By:

/S/ Debra F. Watkins

Name:

Debra F. Watkins

Title:

Executive Vice President

HOMEBANC CORP.

By:

/S/ Debra F. Watkins

Name:

 Debra F. Watkins

Title:

 Executive Vice President

SCHEDULE I

MORTGAGE LOANS

EXHIBIT A

REPRESENTATIONS AND WARRANTIES OF HOMEBANC CORP.

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in this Agreement, or if not assigned in this Agreement, the Transfer and Servicing Agreement dated as of February 1, 2005, among the Issuer, the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Servicer and the Indenture Trustee.

The Seller represents and warrants with respect to each Mortgage Loan being conveyed by it to the Depositor (for purposes of this Exhibit, the “Mortgage Loan”), as of the Closing Date, as follows:

(a)

The Seller has good title to and is the sole owner and holder of the Mortgage Loan.

(b)

Immediately prior to the transfer and assignment to the Depositor, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, other than with respect to which a release has been obtained in connection with such transfer, and the Seller has full right and authority to sell and assign the Mortgage Loan.

(c)

The Seller is transferring such Mortgage Loan to the Depositor free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans.

(d)

The information set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule.

(e)

The Mortgage Loan has been originated, acquired, serviced, collected and otherwise dealt with in compliance with all applicable federal, state and local laws (including with respect to fraud in the origination) and regulations, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, and the terms of the related Mortgage Note and Mortgage.

(f)

The related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(g)

The related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens) having priority over such lien of the Mortgage except for:  (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(h)

Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein.

(i)

No payment due on any Mortgage Loan was more than fifty-nine (59) days past due as of the applicable date set forth on the Mortgage Loan Schedule.

(j)

The Seller has not impaired, waived, altered or modified the related Mortgage or Mortgage Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction of the Mortgage Note or Mortgage, in each case other than pursuant to a written agreement or instrument contained in the Mortgage File.

(k)

The Mortgage has not been satisfied, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, for the Mortgage Loan as set forth in the Mortgage Loan Schedule).

(l)

No condition exists with respect to a Mortgage Loan which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted.

(m)

Each Mortgage Loan other than a Cooperative Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney’s opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located.  All of the Seller’s rights under such policies, opinions or other instruments shall be transferred and assigned to the Depositor upon sale and assignment of the Mortgage Loans hereunder.  The title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy.  The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  The Seller has not made, and the Seller has no knowledge of, any claims under such mortgagee title insurance policy.  The Seller is not aware of any action by a prior holder and the Seller has not done, by act or omission, anything that could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney’s opinion of title.

(n)

Other than delinquency in payment, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration.  The Seller has not waived any material default, breach, violation or event of acceleration.

(o)

With respect to any Mortgage Loan that provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note, subsequent modifications, if any, and all applicable law.

(p)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property.

(q)

To the Seller’s best knowledge no material litigation or lawsuit relating to the Mortgage Loan is pending.

(r)

The Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy (“Hazard Insurance”) in an amount at least equal to the maximum insurable value of any improvements made to the related Mortgaged Property, and, if it was in place at origination of the Mortgage Loan, flood insurance, at the mortgagor’s cost and expense.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency (“FEMA”) as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued.  The Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  The Mortgaged Property is covered by Hazard Insurance (unless such Mortgaged Property is unimproved land).

(s)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage, any holdback amounts or any reserve amounts, and the security interest of any applicable security agreement or chattel mortgage.

(t)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale or non-judicial foreclosure and (ii) otherwise by judicial foreclosure.  The Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(u)

Except as set forth in the appraisal or other written valuation which forms part of the related Mortgage File, the Mortgaged Property, normal wear and tear excepted, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

(v)

Except to the extent insurance is in place which will cover such damage, the physical property subject to any Mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property;

(w)

No improvements on the related Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(x)

None of the Mortgage Loans (by Principal Balance as of the Cut-off Date) permit negative amortization.

(y)

With respect to escrow deposits, if any, all such payments are in the possession of or under the control of, the Seller or the related servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

(z)

There are no mechanics’ or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(aa)

The Mortgaged Property with respect to each Mortgage Loan is either (i) real property owned by the related Mortgagor in fee simple (including, in the case of a condominium, a proportionate undivided interest in areas and facilities designated for the common use of condominium owners) or (ii) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

(bb)

All of the Mortgage Loans (by Principal Balance as of the Cut-off Date) are first lien Mortgage Loans having, in each case, a Loan-to-Value Ratio of less than 100%.

(cc)

No Mortgage Loan was, at the time of origination, subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

(dd)

The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority.

(ee)

The Servicer for each Mortgage Loan has fully furnished, and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e. favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(ff)

Each Mortgage Loan was originated by the Seller in accordance with the underwriting standards generally applied by the Seller as set forth in the Prospectus Supplement.

(gg)

Each primary insurance policy to which any Mortgage Loan is subject will be issued by an insurer acceptable to Fannie Mae or Freddie Mac, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by Fannie Mae.  All provisions of such primary insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such primary insurance policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Rate for the Mortgage Loan does not include any such insurance premium.

(hh)

With respect to each Mortgage Loan (a) no Mortgage Loan is a “high cost” or “covered” loan within the meaning of any applicable federal, state or local predatory or abusive lending law; (b) no Mortgage Loan originated on or after November 27, 2003, is a “High-Cost Home Loan” subject to the New Jersey Home Ownership Security Act of 2003 (N.J.S.A. 46:10B-22 et seq.); no Mortgage Loan is a “High-Cost Home Loan” subject to the New Mexico Home Loan Protection Act (N.M. Stat. Ann. §§58-21A-1 et seq.); (c) no Mortgage Loan is a High-Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which is now Version 5.6(b) Revised, Appendix E), and no Mortgage Loan originated on or after October 1, 2002, through March 6, 2003, is governed by the Georgia Fair Lending Act; (d) no proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies; and (e) no prepayment penalty is payable on any Mortgage Loan for a period in excess of five years following origination.